BorgWarner to Accelerate Electrification Strategy, With Goal to Grow Electric Vehicle Revenues to Approximately 45% by 2030 Investing to Further Expand Electrification Portfolio Through Organic and Inorganic Growth While Seeking to Maintain Top-Quartile Margins Announces Commitment to Achieve Carbon Neutrality by 2035 AUBURN HILLS, Mich., March 23, 2021 – BorgWarner Inc. (NYSE:BWA) will unveil Project CHARGING FORWARD at its Investor Day today. The project represents an acceleration of its electrification strategy, which is expected to bring the company’s electric vehicle revenue from less than 3% of total revenues today to approximately 45% in 2030. Frédéric Lissalde, President and CEO of BorgWarner, said, “Our company’s 100-plus year history is a story of evolution, built on superior product leadership, an agile, decentralized operating model and disciplined financial and operational management. As we plan for the next decade-plus of profitable growth, now is the time to move away from a balanced propulsion strategy and accelerate our shift towards electrification. We believe the electrification opportunity is real, large, near term and important to our sustainability goals. We’ve been building toward capitalizing on this opportunity for years and are confident we have the scale, portfolio, financial strength and team to execute successfully.” At today’s event, BorgWarner will provide insights into the company's acceleration of its positioning and outlook in an electrified world. Highlights will include the company’s: • Project CHARGING FORWARD, which is its plan to grow revenue from electric vehicles to approximately 45% of total revenue by 2030 from less than 3% today. The plan comprises three pillars: profitably scaling electric light vehicles, expanding into electric commercial vehicles and optimizing the company’s combustion portfolio through the planned dispositions of businesses with between $3 billion and $4 billion in aggregate revenue; • Decentralized organizational structure, system and component offerings, scale to deliver and commercialize innovative technology, and award-winning teams that the company believes are its competitive advantages to capitalize on its electrification initiatives; • Continued focus on sustaining top-quartile, double-digit margin performance while significantly evolving its business mix; • Expectations to generate approximately $4.5 billion in free cash flow between 2021 and 2025 (before acquisitions and dispositions), contributing, along with an investment-grade balance sheet and additional capital from planned combustion dispositions, to capital available for accelerating electric vehicle positioning through M&A and organic investments; and • Plans to maintain its vision of a clean and energy-efficient world, including a commitment to achieving carbon neutrality by 2035.

Conference Call and Webcast Details Today’s Investor Day presentation will begin at 9:00 a.m. (EDT) and will be broadcast virtually from BorgWarner World Headquarters. The presentation can be accessed by dialing (844) 264-9340 (U.S.) or (267) 753-2116 (International) and giving the passcode 9958459. A live webcast of the conference call will be available on the investor relations section of BorgWarner’s website at borgwarner.com/investors. Materials The materials for today’s event, including a presentation and an infographic, are available on the investor relations section of BorgWarner’s website at borgwarner.com/investors under Events and Presentations. About BorgWarner BorgWarner Inc. (NYSE: BWA) is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles. Building on its original equipment expertise, BorgWarner also brings market leading product and service solutions to the global aftermarket. With manufacturing and technical facilities in 96 locations in 24 countries, the company employs approximately 50,000 worldwide. For more information, please visit borgwarner.com. Forward-Looking Statements This press release may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that are based on management’s current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “designed,” “effect,” “estimates,” “evaluates,” “expects,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Further, all statements, other than statements of historical fact contained or incorporated by reference in this press release that we expect or anticipate will or may occur in the future regarding our financial position, business strategy and measures to implement that strategy, including changes to operations, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward- looking statements. Accounting estimates, such as those described under the heading “Critical Accounting Policies and Estimates” in Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2020 (“Form 10-K”), are inherently forward-looking. All forward-looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements are not guarantees of performance, and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: the difficulty in forecasting margin performance and free cash flow through 2025 in light of the variables that can impact those results over that period of time; the difficulty in forecasting demand for electric vehicles and our EV revenue growth by to 2030, which is long term; margin performance and free cash flow through 2025; the ability to identify targets and consummate acquisitions on acceptable terms; failure to realize the expected benefits of acquisitions; the ability to identify appropriate combustion portfolio businesses for disposition and consummate planned dispositions on acceptable terms; competition competitive challenges from existing and new competitors including from OEMs customers; the challenges associated with rapidly-changing technologies, particularly as relates to electric vehicles, and our ability to innovate in response; the ability to innovate; uncertainties regarding the extent and duration of impacts of matters associated with COVID-19, including additional production disruptions; the failure to realize the expected benefits of the acquisition of Delphi Technologies PLC that the Company completed on October 1, 2020; the failure to promptly and effectively integrate acquired businesses; the potential for unknown or inestimable liabilities relating to the acquired businesses; the possibility that the proposed transaction between the Company and AKASOL AG will not be consummated; failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction; failure to realize the expected benefits of the proposed transaction; our dependence on automotive and truck production, both of which are highly cyclical and subject to disruptions; our reliance on major OEM customers; commodities availability and pricing; supply disruptions; fluctuations in interest rates and foreign currency exchange rates; availability of credit; our dependence on key management; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims; future changes in laws and regulations, including, by way of example, tariffs, in the countries in which we operate; impacts from any potential future acquisition or divestiture transactions; and the other risks noted in reports that we file with the Securities and Exchange Commission, including Item 1A, “Risk Factors” in our most recently-filed Form 10-K. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this press release to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements. Non-GAAP Financial Measures This press release contains information about BorgWarner’s financial outlook that is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Such non- GAAP financial measures are reconciled to their closest GAAP financial measures below. The provision of these comparable GAAP financial measures is not intended to indicate that BorgWarner is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this press release and the adjustments that management can reasonably predict. Management believes that these non-GAAP financial measures are useful to management, investors, and banking institutions in their analysis of the Company's business and operating performance. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measure. Additionally, because not all companies use identical calculations, the non-GAAP financial measures as presented by BorgWarner may not be comparable to similarly titled measures reported by other companies. Free Cash Flow The Company defines free cash flow as net cash provided by operating activities minus capital expenditures and it is useful to both management and investors in evaluating the Company’s ability to service and repay its debt. Contacts IR Patrick Nolan Phone: +1 248-754-0884 Email: ir@borgwarner.com PR Michelle Collins Phone: +1 248-754-0449 Email: mediacontact@borgwarner.com Free Cash Flow Reconciliation to US GAAP ($ in millions) Total Years Ended December 31, 2021-2025 Est. Net cash provided by operating activities $8,800 Capital expenditures, including tooling outlays (4,300) Free cash flow $4,500 Source: BorgWarner estimate excluding the impact of any new acquisitions and dispositions